(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[418,000,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3

                                 (C-BASS LOGO)

              CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER


                                 MAY [25], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

         BNB COLLATERAL INFORMATION
Deal Name:                    CBASS 2005-CB3
BLOOMBERG TICKER:             CBASS 2005-CB3
ASSET CLASS:

ISSUER:                           CBASS
TRUSTEE:

LEAD MANAGER(S)                     ML

ISSUE DATE:

ORIGINATORS                        % NAME
    1                           ABFS (21.64%)
    2                        Wilmington (20.36%)
    3                           Lime (13.14%)

MASTER SERVICER

     1                        Liiton (100.00%)
     2


                                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      PRINCIPAL            WA LOAN            WA AVE    WA           NON    NON    REFI     MI    NINA/NO
  FICO :   # LOANS    BALANCE $     %      BALANCE $     WAC   FICO    %LTV  % DTI  -PRIM  SF/PUD CACHOUT COVERED   DOC      IO
  ------   -------    ---------     -      ---------     ---   ----    ----  -----  -----  ------ ------- -------   ---      --
        NA   19      1,221,493.99   0.29   64,289.16    7.428   0.000 93.825  0.000  6.659  9.286   0.000  0.000  100.000  0.000
 BELOW 500   45      7,448,095.21   1.78  165,513.23    8.401 480.959 77.394 42.119  0.000 17.344  78.961  3.199    0.932  6.917
500 TO 520   51      6,253,684.29   1.50  122,621.26    8.350 511.820 74.728 40.610  3.717 25.459  75.041  3.919    7.593  0.000
520 TO 540   95     12,671,895.91   3.04  133,388.38    8.113 531.353 78.220 41.516  6.044 14.966  73.731  3.220    3.728  2.757
540 TO 560  126     21,527,343.94   5.16  170,851.94    7.658 550.147 78.075 40.315  2.221 11.986  70.267  1.009    2.211  8.298
560 TO 580  165     27,772,707.90   6.65  168,319.44    7.417 571.323 80.699 41.658  4.957 13.445  70.832  0.903    2.296 14.640
580 TO 600  171     28,641,533.02   6.86  167,494.35    7.130 591.288 81.021 40.175  5.376 11.768  64.170  0.438    3.528 14.819
600 TO 620  253     40,503,376.88   9.70  160,092.40    6.945 611.664 81.396 41.844  3.386 19.308  69.712  1.181    2.863 18.703
620 TO 640  284     47,646,197.97  11.41  167,768.30    7.015 630.689 83.614 41.299  5.153 14.317  56.915  1.943    4.562 34.543
640 TO 660  267     49,016,070.63  11.74  183,580.79    6.688 650.166 83.133 42.405  8.798 16.554  53.321  1.910    3.565 36.000
660 TO 680  246     42,749,164.83  10.24  173,777.09    6.865 670.297 84.173 42.171 15.373 13.962  37.452  2.998    6.643 44.526
680 TO 700  208     41,331,261.27   9.90  198,707.99    6.562 689.325 81.234 41.271 11.620 20.794  36.722  1.471    3.563 51.611
700 TO 750  323     64,178,976.48  15.37  198,696.52    6.414 722.431 81.939 42.053 11.879 15.990  24.732  1.796    4.318 54.039
  750 PLUS  128     26,561,975.42   6.36  207,515.43    6.221 767.886 77.894 41.452  5.929  9.956  30.655  1.677    3.998 46.580
     TOTAL 2381    417,523,777.74 100.00  175,356.48    6.914 645.593 81.507 41.599  7.948 15.521  50.246  1.751    4.213 33.546
           ----    -------------- ------  ----------    ----- ------- ------ ------  ----- ------  ------  -----    ----- ------
FICO MEAN:  646                   MEDIAN:        640 STD DEV:    67.6


                                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                          WA LOAN           WA AVE    WA             NON   NON    REFI     MI    NINA/NO
 LTV :     # LOANS      BALANCE $     %   BALANCE $   WAC    FICO    %LTV   % DTI   -PRIM SF/PUD CACHOUT COVERED   DOC     IO
 -----     -------      ---------     -   ---------   ---    ----    ----   -----   ----- ------ ------- -------   ---     --
 BELOW 50      60    8,339,419.30   2.00 138,990.32   6.564 662.449  40.913 36.473  9.069  7.339 75.211   0.000   3.320   0.839
 50 TO 55      26    4,530,456.80   1.09 174,248.34   6.425 634.952  52.968 35.291 13.404 16.048 76.323   0.000   1.714  20.181
 55 TO 60      30    5,368,148.78   1.29 178,938.29   7.224 593.451  58.053 40.660  0.000 17.228 97.008   0.000   2.599  10.208
 60 TO 65      60   11,580,047.60   2.77 193,000.79   6.903 605.719  63.331 40.424  7.776  9.822 76.860   0.000   8.364  13.292
 65 TO 70     110   22,865,423.46   5.48 207,867.49   6.718 623.719  68.546 39.989 14.284 22.537 82.525   0.000   4.175  27.106
 70 TO 75     136   26,554,176.65   6.36 195,251.30   6.910 609.866  73.903 40.180  5.356  9.762 91.885   0.000   1.474  15.150
 75 YO 80     775  172,254,722.39  41.26 222,264.16   6.476 667.137  79.780 42.318  6.542 13.981 31.273   0.139   1.696  55.206
 80 YO 85     233   41,938,934.77  10.04 179,995.43   7.127 615.096  84.289 42.543 10.059 19.239 74.044   1.417   2.946  13.690
 85 YO 90     343   59,851,414.33  14.33 174,493.92   7.179 635.863  89.519 41.016 12.521 18.890 63.857   1.329   3.021  30.058
 90 TO 95     227   31,373,349.07   7.51 138,208.59   7.344 640.204  94.514 42.816  5.944 18.263 42.757   5.173  15.430  18.387
95 TO 100      97   10,355,273.05   2.48 106,755.39   6.914 657.536  97.799 40.953  6.295 16.981 19.995  31.716  26.459   7.638
 100 PLUS     284   22,512,411.54   5.39  79,269.05   8.929 658.527 100.484 41.868  3.267 12.040 18.008   3.449   5.486   6.141
    TOTAL    2381  417,523,777.74 100.00 175,356.48   6.914 645.593  81.507 41.599  7.948 15.521 50.246   1.751   4.213  33.546
             ----  -------------- ------ ----------   ----- -------  ------ ------  ----- ------ ------   -----   -----  ------
LTV MEAN:   81.51                 MEDIAN      80.00 STD DEV   12.64

                                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                          WA LOAN           WA AVE    WA             NON   NON    REFI     MI    NINA/NO
DTI :     # LOANS      BALANCE $     %    BALANCE $   WAC    FICO    %LTV    % DTI  -PRIM SF/PUD CACHOUT COVERED   DOC     IO
 -----     -------      ---------     -   ---------   ---    ----     ----   -----  ----- ------ ------- -------   ---     --
 BELOW 20     282   28,996,954.16   6.94 102,826.08   6.987 642.530  83.920 14.187 20.289 16.939 24.962    9.503 60.468  18.622
 20 T0 25      80   12,941,548.93   3.10 161,769.36   6.842 641.786  75.953 22.737  9.345 13.649 75.768    2.259  0.000  20.431
 25 TO 30     142   24,266,784.59   5.81 170,892.85   6.862 636.805  79.451 27.801 11.792 15.968 67.713    2.574  0.000  21.439
 30 TO 35     233   38,072,045.95   9.12 163,399.34   6.797 643.196  79.368 32.681  8.389 16.121 52.893    1.961  0.146  31.008
 35 TO 40     361   63,803,490.30  15.28 176,740.97   6.885 644.517  82.424 37.850  9.613 12.586 50.458    1.671  0.000  32.704
 40 TO 45     465   88,215,232.36  21.13 189,710.18   6.909 653.292  81.501 42.594  4.059 16.000 47.553    0.536  0.000  44.864
 45 TO 50     527  101,375,023.64  24.28 192,362.47   6.921 652.416  82.066 47.535  5.913 17.648 50.316    0.642  0.000  33.336
 50 TO 55     227   45,049,172.71  10.79 198,454.51   7.068 621.376  81.511 52.338  6.415 14.379 53.019    0.838  0.000  33.551
 55 TO 60      63   14,693,801.71   3.52 233,234.95   6.870 660.826  82.635 57.255  9.797 10.894 48.588    1.478  0.000  38.503
  60 PLUS       1      109,723.39   0.03 109,723.39   4.875 679.000  99.110 66.650  0.000  0.000  0.000  100.000  0.000   0.000
    TOTAL    2381  417,523,777.74 100.00 175,356.48   6.914 645.593  81.507 41.599  7.948 15.521 50.246    1.751  4.213  33.546
             ----  -------------- ------ ----------   ----- -------  ------ ------  ----- ------ ------    -----  -----  ------
DTI MEAN:   41.60                 MEDIAN      42.02 STD DEV    9.52

                                                                          WA LOAN
         Purpose :                       # LOANS      BALANCE $    %     BALANCE $
         ---------                       -------      ---------    -     ---------
                               Purchase    1097       184448068     44     168292
                    REFINANCE  (NO CASH)                             0          0
                   REFINANCE (RATE TERM)    158        23225966      6     147000
       CASH OUT REFINANCE BELOW 70% LTV     236        42707669     10     180965
CASH OUT REFINANCE WITH LTV 70.1% - 75%     121        24399198      6     201646
CASH OUT REFINANCE WITH LTV 75.1% - 80%     262        53869739     13     205610
CASH OUT REFINANCE WITH LTV 80.1% - 85%     162        31053172      7     191686
CASH OUT REFINANCE WITH LTV 85.1% - 90%     195        38219165      9     195996
      CASH OUT REFINANCE WITH LTV > 90%     150        19538856      5     130259
                                                                     0          0
                                    --      ---        --------      -     ------
                                  TOTAL    2381  417,461,835.50 100.00 175,330.46

                                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                WA AVE   WA            NON     NON     REFI     MI    NINA/NO
         Purpose :                       WAC     FICO    %LTV   % DTI -PRIM   SF/PUD  CACHOUT COVERED  DOC      IO
         ---------                       ---     ----    ----   -----------   ------  ------- -------  ---      --
                               Purchase  6.888     671     85      43    11      16       0       2       8       47
                    REFINANCE  (NO CASH)
                   REFINANCE (RATE TERM) 6.614     643     79      39     4      17       0      12      10       17
       CASH OUT REFINANCE BELOW 70% LTV  6.858     614     61      39    10      17     100       0       2       15
CASH OUT REFINANCE WITH LTV 70.1% - 75%  6.955     604     74      40     4      10     100       0       0       14
CASH OUT REFINANCE WITH LTV 75.1% - 80%  6.695     632     79      41     4      12     100       0       0       32
CASH OUT REFINANCE WITH LTV 80.1% - 85%  7.111     615     84      43     8      17     100       0       0       16
CASH OUT REFINANCE WITH LTV 85.1% - 90%  7.046     633     89      41     4      18     100       1       1       35
      CASH OUT REFINANCE WITH LTV > 90%  7.615     648     96      43     2      15     100       2       0       19

                                         ----- ------- ------  ------ -----  ------  ------   -----   -----   ------
                                  TOTAL  6.914 645.593 81.507  41.599 7.948  15.521  50.246   1.751   4.213   33.546

                                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
   OCCUPANCY                                   WA LOAN          WA AVE   WA           NON    NON    REFI    MI     NINA/NO
    STATUS :    # LOANS     BALANCE $      %   BALANCE $   WAC   FICO   %LTV  % DTI   -PRIM  SF/PUD CACHOUT COVERED   DOC      IO
    --------    -------     ---------      -   ---------   ---   ----   ----  -----   -----  ------ ------- -------   ---      --
 OWNER OCCUPIED  2165   384,337,856.94  92.05 177,523.26 6.885 643.730 81.540 41.753   0.000 14.152 51.450   1.868   3.347  34.660
     INVESTMENT   192    28,836,805.83   6.91 150,191.70 7.188 671.489 80.924 39.499 100.000 34.815 36.899   0.461  13.244  22.579
 2ND / VACATION
        / OTHER    24     4,349,114.97   1.04 181,213.12 7.610 638.516 82.456 40.318 100.000  8.547 32.328   0.000  20.854   7.829
                                           --         --
                 ----   -------------- ------ ---------- ----- ------- ------ ------   ----- ------ ------   -----   -----  ------
          TOTAL  2381   417,523,777.74 100.00 175,356.48 6.914 645.593 81.507 41.599   7.948 15.521 50.246   1.751   4.213  33.546

                                                                         WA LOAN
             DOCUMENTATION TYPE :         # LOANS    BALANCE $      %    BALANCE $
             --------------------         -------    ---------      -    ---------
                       FULL DOCUMENTATION   1042       170210060     41     163349
                    LIMITED DOCUMENTATION    206        39554440     10     192012
                STREAMLINED DOCUMENTATION      5          508674      0     101735
      STATED DOCUMENTATION WITH LTV < 70%    109        22056668      5     202355
STATED DOCUMENTATION WITH LTV 70.1% - 80%    422       105450664     25     249883
STATED DOCUMENTATION WITH LTV 80.1% - 85%     70        15330925      4     219013
STATED DOCUMENTATION WITH LTV 85.1% - 90%    107        23715878      6     221644
      STATED DOCUMENTATION WITH LTV > 90%    222        20990221      5      94551
                                 NO RATIO
                                     NINA
                                   NO DOC    182        17028283      4      93562
                                    OTHER
                                            ----  -------------- ------ ----------
                                    TOTAL   2381  417,523,777.74 100.00 175,356.48


                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                   WA AVE   WA            NON   NON    REFI    MI     NINA/NO
             DOCUMENTATION TYPE :          WAC      FICO   %LTV  % DTI  -PRIM  SF/PUD CACHOUT COVERED   DOC      IO
             --------------------          ---      ----   ----  -----  -----  ------ ------- -------   ---      --
                       FULL DOCUMENTATION 628.526      81     40      4    16      63       3      0     20        0
                    LIMITED DOCUMENTATION 644.783      85     41     16    18      38       0      0     58        0
                STREAMLINED DOCUMENTATION 623.186      92     19      0     0      17     100      0      0        0
      STATED DOCUMENTATION WITH LTV < 70% 611.402      62     41     15    20      82       0      0     14
STATED DOCUMENTATION WITH LTV 70.1% - 80% 674.574      79     43      6    13      31       0      0     59        0
STATED DOCUMENTATION WITH LTV 80.1% - 85% 631.904      84     45      7    20      76       0      0     15        0
STATED DOCUMENTATION WITH LTV 85.1% - 90% 655.273      90     42     14    13      66       0      0     44        0
      STATED DOCUMENTATION WITH LTV > 90% 668.965      97     44      6    20      28       1      0     11        0
                                 NO RATIO
                                     NINA
                                   NO DOC 657.820      86      8     28    16       7       9    100     14        0
                                    OTHER
                                            ----- ------- ------ ------ -----  ------  ------  -----  -----   ------
                                    TOTAL   6.914 645.593 81.507 41.599 7.948  15.521  50.246  1.751  4.213   33.546

                                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                WA LOAN          WA AVE    WA           NON    NON    REFI    MI    NINA/NO
PROPERTY TYPE :   # LOANS    BALANCE $     %    BALANCE $   WAC   FICO    %LTV  % DTI  -PRIM SF/PUD CACHOUT COVERED   DOC     IO
---------------   -------    ---------     -    ---------   ---   ----    ----  -----  ----- ------ ------- -------   ---     --
    SINGLE FAMILY   1702       302626404     72     177806 6.861     646     81     41     7      0     51      2      4        34
     PLANNED UNIT
DEVELOPMENT (PUD)    254        50093203     12     197217 6.998     642     81     42     6      0     48      2      5        32
         2-4 UNIT    142        28841027      7     203106 6.948     657     83     42    29    100     50      1      7        27
        TOWNHOUSE      5          482730      0      96546 8.669     577     80     38    34    100     50      0      0         0
            CONDO    147        22542958      5     153353 6.792     658     83     42     7    100     36      1      3        53
               MH    131        12937455      3      98759 7.897     604     81     39     2    100     62      2      1         0
            OTHER                             0          0
                    ----  -------------- ------ ---------- ----- ------- ------ ------ ----- ------ ------  -----   -----   ------
            TOTAL   2381  417,523,777.74 100.00 175,356.48 6.914 645.593 81.507 41.599 7.948 15.521 50.246  1.751   4.213   33.546


                                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                  WA LOAN         WA AVE    WA           NON    NON    REFI     MI    NINA/NO
     UPB :         # LOANS      BALANCE $    %    BALANCE $  WAC   FICO    %LTV  % DTI  -PRIM SF/PUD CACHOUT  COVERED   DOC     IO
     -----         -------      ---------    -    ---------  ---   ----    ----  -----  ----- ------ -------  -------   ---     --
     BELOW $50,000  241           8104530      2      33629 9.663     630     89     40    10     15     35      1       23        1
$50,001 TO $75,000  305          19056037      5      62479 8.514     632     86     40    12     25     33      1       17        1
        $75,001 TO
          $100,000  267          23501802      6      88022 7.967     631     85     40    12     23     47      3       11        4
       $100,001 TO
          $125,000  240          26962650      6     112344 7.250     638     85     39     8     24     48      5        6       13
       $125,001 TO
          $150,000  205          28221867      7     137668 7.245     635     82     40    10     21     52      5        6       16
       $150,001 TO
          $200,000  352          61630333     15     175086 6.909     631     80     40     6     13     58      3        3       22
       $200,001 TO
          $250,000  218          48653356     12     223181 6.536     653     81     42     9     17     50      3        2       37
       $250,001 TO
          $300,000  186          50707386     12     272620 6.678     647     82     42     7     11     54      2        3       41
       $300,001 TO
          $350,000  120          38917911      9     324316 6.549     653     81     43     6     16     47      0        1       49
       $350,001 TO
          $400,000   97          36293142      9     374156 6.445     656     80     43     8     14     46      0        1       50
       $400,001 TO
          $450,000   60          25623284      6     427055 6.516     653     83     44     5      8     50      0        2       60
       $450,000 TO
          $500,000   34          16190123      4     476180 6.332     670     80     42     6      9     50      0        0       56
       $500,001 TO
          $600,000   39          21255288      5     545007 6.598     638     80     43     5     15     60      0        3       51
       $600,001 TO
          $700,000    7           4508038      1     644005 6.302     704     73     43    29     29     30      0       14       31
     $700 001 PLUS   10           7898030      2     789803 6.282     685     70     44    10      0     61      0        0       48
                   ----    -------------- ------ ---------- ----- ------- ------ ------ ----- ------ ------  -----    -----   ------
             TOTAL 2381    417,523,777.74 100.00 175,356.48 6.914 645.593 81.507 41.599 7.948 15.521 50.246  1.751    4.213   33.546
                    MIN          9,598.93    MAX 996,224.65

                                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                               WA LOAN           WA AVE   WA           NON   NON    REFI     MI    NINA/NO
 STATE :      # LOANS    BALANCE $       %     BALANCE $   WAC    FICO   %LTV  % DTI  -PRIM SF/PUD CACHOUT COVERED   DOC    IO
 ------       -------    ---------       -     ---------   ---    ----   ----  -----  ----- ------ ------- -------   ---    --
   CALIFORNIA    665        173555069      42     260985  6.660     655     80     43     6     15     48      0       1       51
      FLORIDA    148         20761018       5     140277  7.260     630     82     42    10     20     59      1       3        9
   WASHINGTON    104         17959664       4     172689  6.631     654     84     43    10     26     44      3       4       45
     NEW YORK     93         16862616       4     181318  6.780     641     85     41     7     39     57      1      15       12
     MARYLAND     77         16218379       4     210628  6.655     640     81     39     2      2     63      1       0       18
        TEXAS    194         15535830       4      80082  7.950     621     86     40    13      7     27      1      23        6
   NEW JERSEY     74         14888899       4     201201  7.150     624     80     39    18     17     63      4       1        5
       NEVADA     65         14072221       3     216496  7.116     651     80     43    12      4     45      0       6       42
     VIRGINIA     77         13576194       3     176314  7.036     647     81     43    10      8     58      1       7       42
 PENNSYLVANIA     71          9505469       2     133880  7.090     635     80     39     3      6     62      7       6       21
      ARIZONA     65          9492499       2     146038  7.094     664     85     40    14      5     36      0       3       50
       OREGON     54          8916527       2     165121  6.821     655     81     41     5     14     55      0       1       40
     COLORADO     55          8800984       2     160018  6.958     649     83     40     9     21     46      0       0       45
     ILLINOIS     63          8409530       2     133485  7.167     625     85     41     8     20     50      8       2        7
MASSACHUSETTS     30          6785005       2     226167  6.270     652     69     38    13     33     44      0       3       26
        OTHER    546         62183873      15     113890  7.294     634     84     40     9     17     55      6       8       11
                ----   --------------  ------ ----------  ----- ------- ------ ------ ----- ------ ------  -----   -----   ------
        TOTAL   2381   417,523,777.74  100.00 175,356.48  6.914 645.593 81.507 41.599 7.948 15.521 50.246  1.751   4.213   33.546

                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
CALIFORNIA                                  WA LOAN        WA AVE  WA         NON   NON    REFI     MI    NINA/NO
BREAKDOWN : # LOANS   BALANCE $       %    BALANCE $  WAC   FICO  %LTV % DTI -PRIM SF/PUD CACHOUT COVERED   DOC   IO
----------- -------   ---------       -    ---------  ---   ----  ---- ----- ----- ------ ------- -------   ---   --
CA NORTH       208        59158209     34     284414 6.534  675    81   43    4       6      37        0      1    70
CA SOUTH       457       114396860     66     250321 6.725  644    80   43    7      19      53        0      1    42
               ---  -------------- ------ ---------- -----  ---    --   --    -      --      --        -      -    --
   TOTAL       665  173,555,068.77 100.00 534,735.83 6.660  655    80   43    6      15      48        0      1    51

                                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
   FIXED/                                    WA LOAN           WA AVE   WA           NON   NON    REFI     MI    NINA/NO
 FLOATING :    # LOANS    BALANCE $    %     BALANCE $   WAC    FICO   %LTV  % DTI  -PRIM SF/PUD CACHOUT COVERED   DOC     IO
 ----------    -------    ---------    -     ---------   ---    ----   ----  -----  ----- ------ ------- -------   ---     --
   6 MONTH ARM     5          1288396      0     257679 6.515     646     83     47    23      0    100      0       0        0
6 MONTH ARM IO     3          1540000      0     513333 5.630     663     68     47    45     45     74      0      26      100
    1 YEAR ARM    14          2069072      0     147791 6.323     603     91     35     0     11     36     61      11        0
 1 YEAR ARM IO     2           303464      0     151732 6.438     626     89     41     0     41    100      0       0      100
    2 YEAR ARM   603        110963809     27     184020 7.153     612     81     42    11     22     58      0       1        0
 2 YEAR ARM IO   374        105843643     25     283004 6.326     679     82     43     5     12     30      0       1      100
    3 YEAR ARM   239         43045037     10     180105 7.380     616     82     41     9     14     66      1       1        0
 3 YEAR ARM IO    81         20274627      5     250304 6.355     667     80     41     1     17     50      0       2      100
    5 YEAR ARM    16          3382124      1     211383 6.013     688     76     40    46     25     48      5      26        0
   5/25 ARM IO    27          8067156      2     298784 5.730     657     77     44     2     21     44      0       1      100
      7/23 ARM     1           127852      0     127852 5.250     779     46     32     0      0    100      0       0        0
   7/23 ARM IO     1           315000      0     315000 5.250     797     75      0     0      0      0      0     100      100
         FIXED  1015        120303599     29     118526 7.281     652     83     40     7     13     55      4      11        3
         OTHER                             0          0
                ----   -------------- ------ ---------- ----- ------- ------ ------ ----- ------ ------  -----   -----   ------
         TOTAL  2381   417,523,777.74 100.00 175,356.48 6.914 645.593 81.507 41.599 7.948 15.521 50.246  1.751   4.213   33.546

                                                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
 MONTHS TO                                 WA LOAN           WA AVE    WA           NON    NON    REFI     MI    NINA/NO
RATE RESET: # LOANS    BALANCE $     %    BALANCE $    WAC    FICO    %LTV  % DTI  -PRIM  SF/PUD CACHOUT COVERED   DOC     IO
 ---------- -------    ---------     -    ---------    ---    ----    ----   -----  ----- ------ ------- -------   ---     --
  1 TO 12      315        56012576     13      177818  6.653     633     83     40    16      34     45      3       2       41
  13 - 24      719       171625169     41      238700  6.753     649     81     43     6      12     45      0       1       51
  25 - 36      287        57690301     14      201012  7.112     630     82     41     6      13     62      0       0       31
  37 - 49       29         7063973      2      243585  5.458     690     76     43    15      15     30      2       5       74
    49 >=       16         4828159      1      301760  6.283     643     77     42    14      29     65      0      19       65
      N/A     1015       120303599     29      118526  7.281     652     83     40     7      13     55      4      11        3
              ----  -------------- ------  ----------  ----- ------- ------ ------ -----  ------ ------  -----   -----   ------
    TOTAL     2381  417,523,777.74 100.00  175,356.48  6.914 645.593 81.507 41.599 7.948  15.521 50.246  1.751   4.213   33.546

                                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                WA LOAN           WA AVE    WA           NON    NON    REFI     MI    NINA/NO
     LIEN :       # LOANS     BALANCE $    %    BALANCE $   WAC    FICO    %LTV  % DTI  -PRIM  SF/PUD CACHOUT COVERED   DOC     IO
     ------       -------     ---------    -    ---------   ---    ----    ----   -----  ----- ------ ------- -------   ---     --
         1ST LIEN  2095        401404389     96     191601  6.769     645     81     42     8      16     51      2       4       35
SECOND LIENS WITH
    LTV BELOW 85%    16           939289      0      58706 11.248     626     75     40     0       5     96      0       0        0
SECOND LIENS WITH
  LTV 85.1% - 90%    16           963585      0      60224 10.334     638     89     44    16      12     56      0       3        0
SECOND LIENS WITH
  LTV 90.1% - 95%    28          1177019      0      42036 10.621     673     95     43    18      22     36      0       0        0
SECOND LIENS WITH
    LTV ABOVE 95%   226         13039495      3      57697 10.467     669    100     42     5      16     16      0       2        0
            OTHER                             0          0
                   ----   -------------- ------ ----------  ----- ------- ------ ------ -----  ------ ------  -----   -----   ------
            TOTAL  2381   417,523,777.74 100.00 175,356.48  6.914 645.593 81.507 41.599 7.948  15.521 50.246  1.751   4.213   33.546

                                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                            WA LOAN          WA AVE   WA            NON   NON    REFI     MI    NINA/NO
PREPAYMENT : # LOANS     BALANCE $     %    BALANCE $   WAC   FICO   %LTV   % DTI  -PRIM SF/PUD CACHOUT COVERED   DOC     IO
------------ -------     ---------     -    ---------   ---   ----   ----   -----  ----- ------ ------- -------   ---     --
        NONE   617         76498896     18     123985 7.215     638     84     40     12     20     41     10      18       16
    6 MONTHS                             0          0
      1 YEAR   119         25301708      6     212619 7.141     648     80     42     18     18     47      0       1       48
      2 YEAR   885        185434320     44     209530 6.838     647     82     42      7     15     43      0       1       48
      3 YEAR   571         93737955     22     164165 6.992     645     80     41      7     16     61      0       2       24
      5 YEAR   181         35275721      8     194893 6.309     654     78     41      1      7     77      0       2       11
       OTHER     8          1275179      0     159397 6.410     626     77     46      0     24     86      0       3        0
              ----   -------------- ------ ---------- ----- ------- ------ ------  ----- ------ ------  -----   -----   ------
       TOTAL  2381   417,523,777.74 100.00 175,356.48 6.914 645.593 81.507 41.599  7.948 15.521 50.246  1.751   4.213   33.546


                                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                  WA LOAN         WA AVE    WA           NON   NON    REFI     MI    NINA/NO
    INDEX :        # LOANS     BALANCE $     %    BALANCE $  WAC   FICO    %LTV   % DTI -PRIM SF/PUD CACHOUT COVERED   DOC     IO
    ------         -------     ---------     -    ---------  ---   ----    ----   ----- ----- ------ ------- -------   ---     --
  LIBOR - 6 MONTH    1331       291015514     70     218644 6.789     643     81     42     8     17     48     0        1       46
       FIXED RATE    1015       120303599     29     118526 7.281     652     83     40     7     13     55     4       11        3
TREASURY - 1 YEAR      22         3376904      1     153496 5.841     632     90     36     1      8     34    61        8        5
   LIBOR - 1 YEAR      13         2827760      1     217520 5.450     702     75     37    14     13     39     0       42       72
                     ----  -------------- ------ ---------- ----- ------- ------ ------ ----- ------ ------ -----    -----   ------
            TOTAL    2381  417,523,777.74 100.00 175,356.48 6.914 645.593 81.507 41.599 7.948 15.521 50.246 1.751    4.213   33.546




                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
  MORTGAGE                                  WA LOAN         WA AVE    WA           NON   NON    REFI     MI     NINA/NO
 INSURANCE : # LOANS    BALANCE $     %    BALANCE $  WAC    FICO    %LTV  % DTI  -PRIM SF/PUD CACHOUT COVERED   DOC      IO
    ------   -------    ---------     -    ---------  ---    ----    ----  -----  ----- ------ ------- -------   ---      --
 80 PLUS LTV
     WITH MI    49          7073510      2     144357 5.655     644     95     38     2      9     14    100      20         0
 80 PLUS LTV
  WITHOUT MI  1135        158957873     38     140051 7.496     635     91     42     9     18     55      0       7        20
BELOW 80 LTV
     WITH MI     2           238908      0     119454 5.000     736     77      0     0      0      0    100      70         0
 NOT COVERED
       BY MI  1195        251253487     60     210254 6.583     652     75     41     7     14     48      0       2        43
       OTHER                             0          0
              ----   -------------- ------ ---------- ----- ------- ------ ------ ----- ------ ------  -----   -----    ------
       TOTAL  2381   417,523,777.74 100.00 175,356.48 6.914 645.593 81.507 41.599 7.948 15.521 50.246  1.751   4.213    33.546
